Exhibit 32

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER’S ANNUAL REPORT ON FORM 10-KSB AND IS NOT FILED, AS PROVIDED IN ITEM 601(b)(32)(ii) OF REGULATION S-B PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Infinium Labs, Inc. (the “Company”) on Form 10-KSB (the “Report”) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, we, Timothy M. Roberts, Chief Executive Officer, and Terrance F. Taylor, Acting Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy M. Roberts

Timothy M. Roberts

Chief Executive Officer

March 30, 2004

/s/ Terrance F. Taylor

Terrance F. Taylor

Acting Chief Financial Officer

March 30, 2004

A signed original of this written statement required by Section 906 has been provided to Infinium Labs, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.